Exhibit 10.55

AMENDMENT TO MASTER TRUST AGREEMENT

THIS AMENDMENT to the Master Trust Agreement (“Master Trust”) is entered into effective as provided herein below, between DYNEGY INC., an Illinois corporation (“Dynegy Illinois”) and VANGUARD FIDUCIARY TRUST COMPANY, a trust company incorporated under Chapter 10 of the Pennsylvania Banking Code (the “Master Trustee”);

WITNESSETH

WHEREAS, Dynegy Illinois and certain subsidiaries and affiliated entities have heretofore established the Dynegy Inc. 401(k) Savings Plan, the Dynegy Midwest Generation, Inc. 401(k) Savings Plan for Employees Covered Under a Collective Bargaining Agreement, the Dynegy Midwest Generation, Inc. 401(k) Savings Plan, the Dynegy Northeast Generation, Inc. Savings Incentive Plan and the Extant, Inc. 401(k) Plan (each such plan to referred to individually as “Plan” and collectively as “Participating Plans”);

WHEREAS, Dynegy Illinois has entered into that certain Plan of Merger, Contribution and Sale Agreement by and among Dynegy Illinois, LSP GEN Investors, L.P., LS Power Partners, L.P., LS Power Equity Partners PIE I, L.P., LS Power Equity Partners, L.P., LS Power Associates, L.P., Falcon Merger Sub Co., and Dynegy Acquisition, Inc., executed September 14, 2006 (the “Merger Agreement”);

WHEREAS, pursuant to the transactions contemplated in the Merger Agreement, Dynegy Illinois will become a wholly-owned subsidiary of a newly formed Delaware corporation, named “Dynegy Inc.”, and Dynegy Illinois will thereafter be renamed “Dynegy Illinois Inc.”, as of the Effective Time specified in the Merger Agreement (the “Effective Time”);

WHEREAS, effective immediately after the Effective Time, Dynegy Illinois will withdraw as the sponsor of the Participating Plans and Dynegy Inc., a Delaware corporation, will assume sponsorship of the Participating Plans from Dynegy Illinois and will become the “Employer” for purposes of the Master Trust; and

WHEREAS, pursuant to Article X of the Master Trust, Dynegy Illinois may amend the Master Trust by delivery of an instrument in writing to the Master Trustee;

NOW, THEREFORE, BE IT RESOLVED that the Master Trust shall be, and hereby is amended to provide that as follows, effective immediately after the Effective Time:

1. The first paragraph of the Master Trust shall be deleted and the following four paragraphs shall be substituted therefor:

“THIS AGREEMENT OF TRUST (the ‘Agreement’) effective as of the 1st day of January, 2002, by and between DYNEGY INC., an Illinois corporation (‘Dynegy Illinois’) and VANGUARD FIDUCIARY TRUST COMPANY, a trust company incorporated under Chapter 10 of the Pennsylvania Banking Code (the ‘Master Trustee’).

Dynegy Illinois has entered into that certain Plan of Merger, Contribution and Sale Agreement by and among Dynegy Illinois, LSP GEN Investors, L.P., LS Power Partners, L.P., LS Power Equity Partners PIE I, L.P., LS Power Equity Partners, L.P., LS Power Associates, L.P., Falcon Merger Sub Co., and Dynegy Acquisition, Inc., executed September 14, 2006 (the ‘Merger Agreement’).

Pursuant to the transactions contemplated in the Merger Agreement, Dynegy Illinois will become a wholly-owned subsidiary of a newly formed Delaware corporation, named ‘Dynegy Inc.’, and Dynegy Illinois will thereafter be renamed ‘Dynegy Illinois Inc.’, as of the Effective Time specified in the Merger Agreement (the ‘Effective Time’).

Effective immediately after the Effective Time, Dynegy Illinois will withdraw as the sponsor of the Participating Plans (defined below) and Dynegy Inc., a Delaware corporation, will assume sponsorship of the Participating Plans from Dynegy Illinois and all references to the ‘Employer’ in the Master Trust shall thereafter refer to Dynegy Inc., a Delaware corporation.”

2. All references to “Company Stock” in the Master Trust shall refer to shares of common stock of Dynegy Inc., a Delaware corporation.

3. All references to the “Dynegy Stock Fund” in the Master Trust shall refer to the investment fund established and maintained to invest in common stock of Dynegy Inc., a Delaware corporation.

4. Except as modified herein, the Master Trust shall remain in full force and effect.

This Amendment may be executed in two or more counterparts, which together constitute one instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Master Trust on the dates indicated below, to be effective immediately after the Effective Time.

Attest:	Dynegy Inc., an Illinois corporation

	By:	/s/ J. Kevin Blodgett
/s/ Irma Longoria
	Title:	Executive Vice President,
Administration

	Date:	April 2, 2007

Attest:	Vanguard Fiduciary Trust Company

By:
Title:

Date:

Approved and accepted:

Attest:	Dynegy Inc., a Delaware corporation

	By:	/s/ J. Kevin Blodgett
/s/ Irma Longoria
	Title:	Executive Vice President,
Administration

	Date:	April 2, 2007